UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2024

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11316	38-3041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 International Circle

Suite 200

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	OHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 14, 2024, Omega Healthcare Investors, Inc. (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3ASR (File No. 333-277916) (the “New Registration Statement”) to replace the automatic shelf registration statement on Form S-3ASR (File No. 333-256084) filed with the SEC on May 13, 2021 (the “Prior Registration Statement”). The Prior Registration Statement was terminated upon the effectiveness of the New Registration Statement on March 14, 2024.

In connection with the filing of the New Registration Statement, on March 14, 2024, the Company filed the following two prospectus supplements:

(i) A prospectus supplement (the “DRCSPP Prospectus Supplement”) relating to the Company’s existing Dividend Reinvestment and Common Stock Purchase Plan (the “Plan”) under the New Registration Statement. The DRCSPP Prospectus Supplement continues the offering of shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”) under the Plan previously covered by a prospectus supplement filed August 5, 2021, under the Prior Registration Statement and registers an aggregate of 14,152,369 shares of Common Stock for issuance under the New Registration Statement. The Plan is designed to provide the Company’s existing stockholders and interested new investors with a method of purchasing Common Stock and investing all or a percentage of their cash dividends in additional shares of Common Stock.

(ii) A prospectus supplement (the “ATM Prospectus Supplement”) relating to the Company’s existing “at-the-market” equity offering sales agreement (the “Sales Agreement”) with each of the institutions named therein (or certain of their respective affiliates or, as applicable, successors or assignees) in their capacity as Sales Agents, as Forward Sellers and/or as Forward Purchasers relating to (a) the issuance and sale by the Company to or through the Sales Agents, from time to time, of shares (the “Issuance Shares”) of the Company’s Common Stock, and (b) the sale by the Forward Sellers, as agents on behalf of the Forward Purchasers, of Common Stock (the “Forward Shares” and, together with the Issuance Shares, the “Securities”). The ATM Prospectus Supplement continues the offering of the Securities previously covered by a prospectus supplement filed May 20, 2021, under the Prior Registration Statement.

Attached as exhibits to this Current Report on Form 8-K are legal opinions and consents in connection with the DRCSPP Prospectus Supplement and ATM Prospectus Supplement.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

5.1	Opinion of Shapiro Sher Guinot & Sandler, P.A. (DRCSPP Prospectus Supplement)
5.2	Opinion of Shapiro Sher Guinot & Sandler, P.A. (ATM Prospectus Supplement)
8.1	Opinion of Bryan Cave Leighton Paisner LLP (DRCSPP Prospectus Supplement)
8.2	Opinion of Bryan Cave Leighton Paisner LLP (ATM Prospectus Supplement)
23.1	Consent of Shapiro Sher Guinot & Sandler P.A. (included in Exhibit 5.1)
23.2	Consent of Shapiro Sher Guinot & Sandler P.A. (included in Exhibit 5.2)
23.3	Consent of Bryan Cave Leighton Paisner LLP (included in Exhibit 8.1)
23.4	Consent of Bryan Cave Leighton Paisner LLP (included in Exhibit 8.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.

Dated: March 14, 2024	By:	/s/ Robert O. Stephenson
Robert O. Stephenson
Chief Financial Officer, Treasurer and Assistant Secretary